Premises and Equipment	12 Months Ended
Sep. 30, 2011
Premises and Equipment [Abstract]
Premises and Equipment
PREMISES AND EQUIPMENT

September 30,		2011	2010
		(In thousands)
	Estimated Useful Life
Land	—	$78,282	$76,786
Buildings	25 - 40	102,403	103,817
Leasehold improvements	7 - 15	6,919	5,512
Furniture, fixtures and equipment	2 - 10	31,036	26,769
		218,640	212,884
Less accumulated depreciation and amortization		(52,047)	(50,163)
		$166,593	$162,721

The Company has non-cancelable operating leases for branch offices. Future minimum net rental commitments for all non-cancelable leases, including maintenance and associated costs, were as follows: $2.4 million for 2012, $2.1 million for 2013, $1.7 million for 2014, $1.3 million for 2015 and $2.1 million thereafter. Rental expense, including amounts paid under month-to-month cancelable leases, amounted to $3,083,000, $3,170,000 and $2,710,000 in 2011, 2010 and 2009, respectively.